Exhibit 10.4

FIRST AMENDMENT TO CREDIT AGREEMENT

FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of December 21, 2015, among Summit Hotel OP, LP (the “Borrower”), KeyBank National Association, as administrative agent (the “Administrative Agent”), and the financial institutions party to the Credit Agreement referred to below (collectively, the “Lender Parties”).

PRELIMINARY STATEMENTS:

The Borrower, Summit Hotel Properties, Inc. (the “Parent Guarantor”), the other guarantors named therein, Administrative Agent, and the Lender Parties have entered into that certain Credit Agreement dated as of April 7, 2015 (the “Credit Agreement”).  Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

The Borrower, the Administrative Agent and the Lenders have agreed to amend the Credit Agreement on the terms and subject to the conditions hereinafter set forth.

SECTION 1.                            Amendment to Credit Agreement.  Section 5.02(p) of the Credit Agreement is, upon the occurrence of the First Amendment Effective Date (as defined in Section 3 below), hereby amended and restated in its entirety to read as follows:

“Subsidiary Guarantor Requirements.  Cause or permit any Subsidiary Guarantor to incur Indebtedness other than trade payables in the ordinary course of business or otherwise permitted by Section 5.02(b).”

SECTION 2.                            Representations and Warranties.  The Borrower hereby represents and warrants that the representations and warranties contained in each of the Loan Documents (as amended or supplemented to date, including pursuant to this Amendment) are true and correct on and as of the First Amendment Effective Date (defined below), as though made on and as of such date (except for any such representation and warranty that, by its terms, refers to an earlier date, in which case as of such earlier date).

SECTION 3.                            Conditions of Effectiveness.  This Amendment shall become effective as of the first date (the “First Amendment Effective Date”) on which, and only if, each of the following conditions precedent shall have been satisfied:

(a)                                 The Administrative Agent shall have received, in form and substance reasonably satisfactory to the Administrative Agent:

(i)                                     (x)  counterparts of this Amendment executed by the Borrower, the Administrative Agent and those Lenders comprising Required Lenders or, as to any of such Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment, and (y) the consent attached hereto (the “Consent”) executed by each of the Guarantors.

(ii)                                  A certificate of the Secretary or an Assistant Secretary of (a) the Borrower certifying the names and true signatures of the officers of the Borrower authorized to sign this Amendment and (b) each Guarantor certifying the names and true signatures of the officers of such Guarantor authorized to sign the Consent.

(b)                                 The representations and warranties set forth in each of the Loan Documents shall be correct in all material respects on and as of the First Amendment Effective Date, as though made on and as of such date (except for any such representation and warranty that, by its terms, refers to a specific date other than the First Amendment Effective Date, in which case as of such specific date).

(c)                                  No event shall have occurred and be continuing, or shall result from the effectiveness of this Amendment, that constitutes a Default or an Event of Default.

(d)                                 Section 5.02(p) of the Existing Credit Agreement shall be amended as provided in Section 1 above, effective contemporaneously with the First Amendment Effective Date.

The effectiveness of this Amendment is conditioned upon the accuracy of the factual matters described herein.  This Amendment is subject to the provisions of Section 9.01 of the Credit Agreement.

SECTION 4.                            Reference to and Effect on the Loan Documents.

(a)                                 On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b)                                 The Credit Agreement, as specifically amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

(c)                                  The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 5.                            Costs and Expenses.  The Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 9.04 of the Credit Agreement.

SECTION 6.                            Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.  Delivery of an executed counterpart of a signature page to this letter by facsimile or as an attachment to an electronic mail message in .pdf, .jpeg, .TIFF or similar electronic format shall be effective as delivery of a manually executed counterpart of this letter for all purposes.

SECTION 7.                            Governing Law.  This Amendment shall pursuant to New York General Obligations Law Section 5-1401 be governed by, and construed in accordance with, the laws of the State of New York.

(Signature pages follow)

2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWER:

SUMMIT HOTEL OP, LP,
a Delaware limited partnership

By:	SUMMIT HOTEL GP, LLC,
a Delaware limited liability company,
its general partner

	By:	SUMMIT HOTEL PROPERTIES, INC., a Maryland corporation,
its sole member

		By:	/s/ Christopher Eng
		Name:	Christopher Eng
		Title:	Secretary

(Signatures continued on next page)

Agreed as of the date first above written:

KEYBANK NATIONAL ASSOCIATION, as Administrative Agent and Initial Lender

By:	/s/ James Komperda
Name:	James Komperda
Title:	Vice President

(Signatures continued on next page)

REGIONS BANK,
as a Lender

By:	/s/ Rob MacGregor
	Name:	Rob MacGregor
	Title:	Director

(Signatures continued on next page)

RAYMOND JAMES BANK, N.A.,
as a Lender

By:	/s/ James M. Armstrong
	Name:	James M. Armstrong
	Title:	Senior Vice President

(Signatures continued on next page)

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Scott C. DeJong
	Name:	Scott C. DeJong
	Title:	Senior Vice President

(Signatures continued on next page)

BRANCH BANKING AND TRUST COMPANY,
as a Lender

By:	/s/ Brian Waldron
	Name:	Brian Waldron
	Title:	Assistant Vice President

(Signatures continued on next page)

AMERICAN BANK, N.A.,
as a Lender

By:	/s/ Stanley D. Tucker
	Name:	Stanley D. Tucker
	Title:	Senior Lending Manager

(Signatures continued on next page)

CONSENT

Dated as of December 21, 2015

Each of the undersigned, as a Guarantor under the Guaranty set forth in Article VII of the Credit Agreement dated as of April 7, 2015, in favor of the Lender Parties party to the Credit Agreement referred to in the foregoing First Amendment to Credit Agreement, hereby consents to such First Amendment to Credit Agreement and hereby confirms and agrees that notwithstanding the effectiveness of such First Amendment to Credit Agreement, the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects.  Without limitation of the foregoing, each Guarantor hereby ratifies the Credit Agreement as amended to date.

SUMMIT HOTEL PROPERTIES, INC.,
a Maryland corporation

By:	/s/ Christopher Eng
	Name:	Christopher Eng
	Title:	Secretary

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Summit Hotel TRS 020, LLC		Summit Hospitality I, LLC,
Summit Hotel TRS 021, LLC		a Delaware limited liability company
Summit Hotel TRS 023, LLC
Summit Hotel TRS 028, LLC
Summit Hotel TRS 029, LLC		By:	/s/ Christopher Eng
Summit Hotel TRS 036, LLC			Name:	Christopher Eng
Summit Hotel TRS 037, LLC			Title:	Secretary
Summit Hotel TRS 039, LLC
Summit Hotel TRS 057, LLC		San Fran JV, LLC,
Summit Hotel TRS 060, LLC		a Delaware limited liability company
Summit Hotel TRS 063, LLC
Summit Hotel TRS 066, LLC
Summit Hotel TRS 068, LLC		By:	/s/ Christopher Eng
Summit Hotel TRS 069, LLC			Name:	Christopher Eng
Summit Hotel TRS 079, LLC			Title:	Secretary
Summit Hotel TRS 081, LLC
Summit Hotel TRS 082, LLC		Summit Hospitality 18, LLC,
Summit Hotel TRS 084, LLC		a Delaware limited liability company
Summit Hotel TRS 088, LLC
Summit Hotel TRS 093, LLC
Summit Hotel TRS 094, LLC		By:	/s/ Christopher Eng
Summit Hotel TRS 095, LLC			Name:	Christopher Eng
Summit Hotel TRS 097, LLC			Title:	Secretary
Summit Hotel TRS 100, LLC
Summit Hotel TRS 102, LLC		Summit Hospitality 17, LLC,
Summit Hotel TRS 104, LLC		a Delaware limited liability company
Summit Hotel TRS 115, LLC
Summit Hotel TRS 117, LLC
Summit Hotel TRS 030, LLC		By:	/s/ Christopher Eng
Summit Hotel TRS 062, LLC			Name:	Christopher Eng
Summit Hotel TRS 118, LLC			Title:	Secretary
Summit Hotel TRS 119, LLC
Summit Hotel TRS 121, LLC		Summit Hospitality 039, LLC,
Summit Hotel TRS 122, LLC		a Delaware limited liability company
Summit Hotel TRS 123, LLC
Summit Hotel TRS 026, LLC
Summit Hotel TRS 032, LLC		By:	/s/ Christopher Eng
Summit Hotel TRS 035, LLC			Name:	Christopher Eng
Summit Hotel TRS 038, LLC			Title:	Secretary
Summit Hotel TRS 044, LLC
Summit Hotel TRS 045, LLC		Summit Hospitality 057, LLC,
Summit Hotel TRS 064, LLC		a Delaware limited liability company
Summit Hotel TRS 065, LLC
Summit Hotel TRS 083, LLC
		By:	/s/ Christopher Eng
By:	Summit Hotel TRS, Inc.,		Name:	Christopher Eng
a Delaware corporation, the sole			Title:	Secretary
member of each of the above referenced
Delaware limited liability companies

By:	/s/ Christopher Eng
Name:	Christopher Eng
Title:	Secretary

Summit Hospitality 060, LLC,			Summit Hospitality 079, LLC,
a Delaware limited liability company			a Delaware limited liability company

By:	/s/ Christopher Eng		By:	/s/ Christopher Eng
	Name:	Christopher Eng		Name:	Christopher Eng
	Title:	Secretary		Title:	Secretary

Summit Hospitality 081, LLC,			Summit Hospitality 082, LLC,
a Delaware limited liability company			a Delaware limited liability company

By:	/s/ Christopher Eng		By:	/s/ Christopher Eng
	Name:	Christopher Eng		Name:	Christopher Eng
	Title:	Secretary		Title:	Secretary

Summit Hospitality 084, LLC,			Summit Hospitality 093, LLC,
a Delaware limited liability company			a Delaware limited liability company

By:	/s/ Christopher Eng		By:	/s/ Christopher Eng
	Name:	Christopher Eng		Name:	Christopher Eng
	Title:	Secretary		Title:	Secretary

Summit Hospitality 100, LLC,			Summit Hospitality 115, LLC,
a Delaware limited liability company			a Delaware limited liability company

By:	/s/ Christopher Eng		By:	/s/ Christopher Eng
	Name:	Christopher Eng		Name:	Christopher Eng
	Title:	Secretary		Title:	Secretary

Summit Hospitality 117, LLC,			Summit Hospitality 118, LLC,
a Delaware limited liability company			a Delaware limited liability company

By:	/s/ Christopher Eng		By:	/s/ Christopher Eng
	Name:	Christopher Eng		Name:	Christopher Eng
	Title:	Secretary		Title:	Secretary

Summit Hospitality 119, LLC,			Summit Hospitality 121, LLC,
a Delaware limited liability company			a Delaware limited liability company

By:	/s/ Christopher Eng		By:	/s/ Christopher Eng
	Name:	Christopher Eng		Name:	Christopher Eng
	Title:	Secretary		Title:	Secretary

Summit Hospitality 122, LLC,			Summit Hospitality 123, LLC,
a Delaware limited liability company			a Delaware limited liability company

By:	/s/ Christopher Eng		By:	/s/ Christopher Eng
	Name:	Christopher Eng		Name:	Christopher Eng
	Title:	Secretary		Title:	Secretary

(Signatures end)